EXHIBIT 10.17

CONVERTIBLE PROMISSORY NOTES ISSUED TO
ROBERT W. DUNLAP DATED JANUARY 1, 2007

C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$31,048.62
                                                                                                                                               January 1, 2007
                                                            Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Robert W. Dunlap or his assigns ("Holder"), at 32391 Horseshoe Drive, Evergreen, Colorado 80439 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Thirty One Thousand Forty Eight and 62/100 US Dollars ($31,048.62), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on demand of Holder; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on December 31, 2007.

This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Unreimbursed Expenses
PARK-PREMIER MINING COMPANY

By:   /s/ Jeffrey L. Lee
Jeffrey L. Lee, Vice-President

C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$132,728.03
                                                    January 1, 2007
                                                    Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Robert W. Dunlap or his assigns ("Holder"), at 32391 Horseshoe Drive, Evergreen, Colorado 80439 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of One Hundred Thirty Two Thousand Seven Hundred Twenty Eight and 03/100 US Dollars ($132,728.03), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on demand of Holder; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on December 31, 2007.

This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Cash Advanced
PARK-PREMIER MINING COMPANY

By:    /s/ Jeffrey L. Lee
Jeffrey L. Lee, Vice-President

C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$559,618.50
                                                        January 1, 2007
                                                        Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Robert W. Dunlap or his assigns ("Holder"), at 32391 Horseshoe Drive, Evergreen, Colorado 80439 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Five Hundred Fifty Nine Thousand Six Hundred Eighteen and 50/100 US Dollars ($559,618.50), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on demand of Holder; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on December 31, 2007.

This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Accrued Interest
PARK-PREMIER MINING COMPANY

By:     /s/ Jeffrey L. Lee
Jeffrey L. Lee, Vice-President

C O N V E R T I B L E   P R O M I S S O R Y    N O T E

$121,510.68
                                                        January 1, 2007
                                                        Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Robert W. Dunlap or his assigns ("Holder"), at 32391 Horseshoe Drive, Evergreen, Colorado 80439 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of One Hundred Twenty One Thousand Five Hundred Ten and 68/100 US Dollars ($121,510.68), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on demand of Holder; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on December 31, 2007.

This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Fees Earned
PARK-PREMIER MINING COMPANY

By:      /s/ Jeffrey L. Lee
Jeffrey L. Lee, Vice-President